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                                                            FFVC Lease Agreement

                                                                    EXHIBIT 10.7
NORTH CAROLINA
DURHAM COUNTY

                           FIRST FLIGHT VENTURE CENTER
                                 LEASE AGREEMENT

THIS LEASE AGREEMENT ("Lease or Lease Agreement"), made and entered into this 1st day of July, 1997, by and between the North Carolina Technological Development Authority, Inc., a North Carolina non-profit corporation ("LESSOR"), and LUNG Rx, Inc. ("LESSEE");

                                   WITNESSETH:

     WHEREAS the Lessor manages the First Flight Venture Center, a small business incubator the mission of which is to increase the number of successful technology-based companies starting in or relocating to the Research Triangle Park area by providing business space and services on a temporary basis during the early stages of company development or expansion; and

     WHEREAS it is the philosophy of Lessor that a company as described above should occupy space in a small business incubator for no more than two years; and

     WHEREAS the Lessee wishes to occupy space in the First Flight Venture Center for purposes consistent with the mission and philosophy described above; and

     WHEREAS the parties hereto have mutually agreed to the terms of this Lease Agreement as hereinafter set out and the undersigned individuals are authorized to enter into this agreement on behalf of Lessor and Lessee.

     NOW, THEREFORE, in consideration of the premises, and the mutual promises contained herein, the parties hereto do hereby agree as follows:

1. AGENT(S). The duly authorized person(s) or entity/entities who shall have the authority to act on behalf of the Lessor or Lessee, as the case may be, in connection with all matters relating to this lease, are those initial agents as are identified below:

     For the Lessor:
       President
       North Carolina Technological Development Authority, Inc.
       2 Davis Drive
       Post Office Box 13169
       Research Triangle Park, North Carolina  27709


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     For the Lessee:
       Shelmer Blackburn
       LUNG Rx

2. LEASED PREMISES. Upon the terms, provisions, and conditions hereof, Lessor does hereby let and lease unto Lessee and Lessee hereby takes and leases from Lessor certain space in Durham County, North Carolina, more particularly described as approximately 800 square feet of interior space ("Leased Premises") in the First Flight Venture Center, located at 2 Davis Drive, Research Triangle Park, North Carolina 27709 ("Building"), as shown in a floor plan marked Exhibit "A", which is attached to and hereby made a part of this Lease Agreement. The use and occupancy by Lessee of the Leased Premises shall include the non-exclusive right to use the parking areas, service roads, sidewalks, and other areas owned by the Lessor adjacent to the Buildings, subject to reasonable restrictions on such use as may be promulgated by Lessor.

3. TERM. The term of this Lease Agreement shall be for a period of six (6) months commencing on the date first above written and ending at 11:50 p.m. on December 31, 1997, unless otherwise terminated or extended as set forth in this Lease Agreement. Upon the conclusion of the term hereof, unless either party has delivered to the other party notice of non-extension at least thirty (30) days prior to such conclusion of the term, such term shall be automatically extended for a period of six (6) months, subject, however, to a maximum term of this Lease Agreement of two (2) years from the commencement date of this Lease Agreement.

4. USAGE. The Leased Premises may be used by the Lessee for (a) research and development activities directly related to, and necessary for, Lessee's business, and (b) general office use necessary for Lessee's business. Lessee shall not use the Leased Premises or fail to maintain them in any manner constituting a violation of any ordinance, statute or regulation, or order of any governmental authority nor will Lessee maintain or permit any nuisance to occur on the Leased Premises. Lessee shall use, maintain and occupy the Leased Premises in a careful, safe, and proper manner, and shall not commit waste thereon. Lessee shall not use the Leased Premises in a manner so as to cause any fire or other hazard or impair the validity of any policy of insurance now or hereafter taken out upon the Leased Premises by Lessor, and if any such act or action on Lessee's part increases the rate of premium of any policy of insurance (in addition to all other remedies given to Lessor herein), Lessee shall pay to Lessor the amount by which such rate or premium is increased by Lessee's conduct aforesaid.

5.   RENTAL.

     (a) Base Rental. As base rental for the Leased Premises, Lessee shall pay to Lessor the sum of One thousand one hundred twenty one and 40/100


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          (1,121.40) per month for the term and fraction of the term hereof. In the event the term of this Lease Agreement is extended pursuant to the provisions of Section 3 hereof, the base rental for each such six (6) month extension of the term shall be one hundred five percent (105%) of the base rental for the immediately preceding term (whether such immediately preceding term be the initial term or an extension of the initial term). The base rental per square foot of any additional space brought under this Lease Agreement, whether by verbal or written agreement or by occupancy thereof by Lessee, shall be equal to the base rental per square foot of the space then under this Lease Agreement, subject to adjustment in the manner provided herein. A pro rate amount of the monthly base rental shall be due and payable at the start of any partial month during the term hereof or if occupancy for the permitted use shall occur prior to the commencement date hereof. The monthly base rent shall be payable in advance on the first day of each month during the term hereof.

     (b) Other Provisions. Except as specifically provided in this Lease, all rent and sums to be paid to Lessor under the Lease are to paid without offset, abatement or deduction. Other remedies for nonpayment of rent notwithstanding, if any monthly rental is not received by Lessor within five (5) days of the date when due or if any other payment due Lessor by Lessee is not received by Lessor on or before the fifth
          (5th) day following the date it was due, a late charge of five percent (5%) of such past due amount shall become due and payable in addition to such amounts owned under this Lease.

6. SECURITY DEPOSITS. To assure adherence to the terms and conditions of this Lease, Lessee has paid to Lessor a sum of $1,281.00 as a Security Deposit. The Security Deposit shall be used for the payment of any uninsured damages to the Leased Premises, exclusive of normal wear and tear, which occur during the term of this Lease which are caused by or result from the wrongful or negligent act or omission of the tenant. No interest shall be paid on the Security Deposit. The balance of the Security Deposit will be returned to the Lessee within thirty (30) days of the payment of all amounts due under this lease agreement.

7. LESSEE PARTICIPATION IN PLANNING ACTIVITIES. As a condition of this Lease, Lessee agrees to devote such time as may be reasonably requested during the term of the Lease, to participating in Lessor's planning activities related to the organization, provision of services and operation procedures of the First Flight Venture Center. Lessee further agrees to participate in tenant meetings which may from time to time be called by the management of the First Flight Venture Center, it being agreed that reasonable notice, when possible, for such meetings is the responsibility of management.


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8.   REPORTING REQUIREMENTS. Lessee, as a company accessing First Flight Venture
     Center services and facilities for a limited time during the high-growth stage of development, will report to Lessor on a quarterly basis. Initial report, due at the beginning of occupancy, will take the form of a business plan including Lessee's current structure, personnel, product, market and opportunity together with a pert chart outlining development and growth expectations over a minimum two year period (including personnel and facility needs). Subsequent reports will update and supplement the initial report, and must include number of Lessee employees, grant and investment revenue figures, sales revenue figures, and documentation and explanation of significant changes in strategy for growth. Lessor agrees that reports are confidential and information contained therein will be used only in an aggregate form for purposes of measuring incubator performance and for the purpose of assisting Lessee in achieving independence from the incubator environment. Lessor may require, and Lessee agrees, to continue reporting for up to 48 months after leaving occupancy at the First Flight Venture Center.

9. LESSOR IMPROVEMENTS. Lessor shall, at the beginning of the Lease term, have the Leased Premises and common areas in the Building in a condition reasonably satisfactory to Lessee; including repairs, painting, partitioning, remodeling, plumbing, and electrical wiring suitable for the purpose for which the Leased Premises will be used by Lessee. By executing this Lease Agreement Lessee acknowledges that Lessee has inspected the Leased Premises and common areas in the Building and finds them to be in condition satisfactory to Lessee with respect to repairs, painting, partitioning, remodeling, plumbing, and electrical wiring.

10. ALTERATIONS. Lessee shall make no alterations or additions to the Leased Premises without the prior written consent of Lessor. At the time such consent is granted, the writing shall state whether Lessee may or shall remove such alteration or addition or whether such alteration or addition shall become the property of the Lessor. Lessee shall indemnify and save harmless Lessor from all loss, cost or expense in connection with the construction or installation of alterations or additions. In the event Lessee is permitted or required to remove any such alterations or additions, such removal shall be completed prior to the expiration of the term of this Lease Agreement and any damage to the Leased Premises caused by said removal shall be repaired by Lessee.

11.  BUILDING SERVICES.

     (a) Utility Infrastructure: For the Leased Premises and common areas in the Building, Lessor shall provide 1) heating and cooling facilities,
          2) existing electrical facilities, and 3) lighting fixtures and sockets;

     (b) Janitorial Service: Lessor shall provide janitor service, consisting only of routine dusting, vacuum cleaning or dust-mopping of floors. Lessor shall


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          also provide for the disposal of routine office garbage and trash as is reasonably created by the Lessee in the normal course of its business;

     (c) Common Area Access: Lessor shall furnish to Lessee, and its agents, employees and invitees, subject to reasonable restrictions on the use thereof as may be promulgated by Lessor, non-exclusive access to common areas in the Building, including the main foyer, the lunch room and kitchen, and toilet facilities adjacent to the common areas. By the execution of this Lease Agreement, Lessee acknowledges that Lessee has inspected the Leased Premises and common areas and finds the Leased Premises and common areas to be adjacent with respect to the recited equipment, facilities, and fixtures;

     (d) Parking: Lessor shall provide to Lessee one (1) unassigned parking space per employee of Lessee;

     (e) Conference Rooms: Lessor shall provide to Lessee reasonable use of the Building's conference room facilities on a first-scheduled, first-served basis in accordance with the policies specified by Lessor;

     (f) Business Equipment Access: Lessor shall provide to Less use of, on a reasonable per use charged basis as specified by Lessor, the Building's business equipment, including facsimile machine, copier and AV equipment on a first-scheduled, first-served basis in accordance with the policies specified by Lessor;

     (g) Receptionist Service: Lessor shall provide to Lessee, during normal business hours, telephone answering and message service in accordance with the policies and restrictions specified by Lessor;

     (h) Laboratory Equipment: Lessor provides on an "as is" basis such laboratory equipment as is currently in the lease space. Lessee assumes responsibility for the maintenance and repair of equipment for the duration of time that this lease remains in effect.

12. UTILITIES AND ENERGY. Lessor shall furnish heat and air-conditioning to the Leased Premises to provide conditions required, in Lessor's judgment, for comfortable occupancy of the Leased premises under normal business operations during the usual seasons thereof. Air-conditioning will be available daily from 8:30 a.m. to 5:00 p.m., weekends and holidays excepted, during the usual season thereof. Whenever heat generating machines or equipment are used in the Leased Premises which affect the air temperature otherwise maintained by the air-conditioning system, Lessor shall have the right to require Lessee to discontinue the use thereof unless Lessee shall agree to reimburse Lessor for its cost of furnishing and installing supplementary air-conditioning equipment for the Leased Premises and to pay for the cost of the operation and maintenance of such

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     equipment. Lessee shall give Lessor or its representative prompt written
     (and, in the case of an emergency, oral) notice of any accidents to, or defects in, any heating, air-conditioning, electrical or water system, pipe, apparatus or equipment in the Building. Lessee shall not use any method of heat or air-conditioning other than that approved by Lessor. Lessor will provide after hours heat and air-conditioning upon Lessee's request. Lessee must request such additional service 24 hours in advance in such manner as is specified by Lessor, and the charges therefore will be on an hourly basis and will be determined by Lessor.

13. RIGHT OF ENTRY. Lessor reserves and shall at all times have the right to re-enter the Leased Premises to inspect the same, to supply any service to be provided by Lessor to Lessee thereunder, to show the Leased Premises to prospective tenants, to post notices of non-responsibility, and to alter, improve or repair the Leased Premises and any portion of the Building without abatement of rent, and may for that purpose, erect, use and maintain scaffolding, pipes, conduits and other necessary structures in and through the Leased Premises where required by the character of their work to be performed, provided entrance to the Leased Premises shall not be denied Lessee, and further provided that the business of Lessee shall not be interfered with unreasonably. Lessee hereby waives any claim for damages for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Leased Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Lessor shall at all times have and retain a key with which the unlock all the doors in, upon or about the Leased Premises, excluding Lessee's vaults and safes or special security areas (which must be designated in advance by Lessee, and approved in writing by Lessor) and Lessor shall have the right to use any and all means which Lessor may deem necessary or proper to open such doors in an emergency in order to obtain entry to any portion of the Leased Premises. Any entry to the Leased Premises or portions thereof obtained by Lessor by any such means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Leased Premises, or an eviction, actual or constructive, of Lessee from the Leased Premises or any portions thereof. Lessee shall permit Lessor (or its designees) to enter the Leased Premises to erect, use, maintain, replace and repair pipes, cables, conduits, plumbing, vents, and telephone, electric and other wires or the items in, to and through the Leased Premises, as and to the extent that Lessor may now or hereafter deem it necessary or appropriate for the proper operation and maintenance of the Building or any other portion of the Leased Premises. In the event Lessor needs access to any floor duct or duct in the walls or ceiling, Lessor's liability for carpet or wall covering or ceiling tile replacement shall be limited to replacement of the piece removed to gain such access. All such work shall be done, so far as practicable, in such manner as to minimize interference with Lessee's use of the Leased Premises.


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14.  MAINTENANCE AND REPAIRS. Lessor shall keep the Leased Premises, common areas in the Building, and parking area and grounds adjacent thereto in good repair and tenantable condition, to the end that all facilities are kept in operative condition. Maintenance shall include, but not be limited to, furnishing and replacing electrical light fixture ballasts, air conditioning and ventilating equipment filter pads, if applicable, and broken glass, pavement repair and snow and ice removal in parking areas; and regular grounds maintenance. Lessor reserves the right to enter and inspect the Leased Premises, at reasonable times, and to fulfill its maintenance obligation and to make necessary repairs or improvements to the Leased Premises and the Building.

15. TAXES AND ASSESSMENTS. Lessor shall, for each year during the term of this Lease Agreement, pay all ad valorem taxes, assessments, and charges levied or assessed upon the Building by any governmental body.

16. FIRE AND OTHER CASUALTY. If at any time during the term of this Lease Agreement the Leased Premises shall be totally destroyed by fire or other casualty; or if the Leased Premises or portion of the common area of Building should be so damaged so that rebuilding cannot reasonably be completed within one hundred twenty (120) working days, then this Lease Agreement may be terminated at the option of Lessee or Lessor, and if the damage or destruction was without fault of Lessee the rent shall be abated for the unexpired portion of the Lease. In the event of partial destruction or damage by fire or other casualty, without fault of Lessee, so as to render the Leased Premises untenantable in whole or in part, there shall be an apportionment of the said rent until damage has been repaired.

17. EMINENT DOMAIN. If the whole of the Leased Premises, or such portion thereof which will make the Leased Premises untenantable for the purpose herein leased, shall be condemned or acquired by any legally constituted authority for any public use or purpose, then this Lease Agreement shall terminate and the rent shall be abated for the unexpired portion of the Lease.

18.  INSURANCE.

     (a) Lessee shall maintain, at its sole cost and expense, (i) general liability insurance during the term of this lease Agreement, in which the limits of public liability shall not be less than One Million Dollars ($1,000,000.00), with limits of at least Fifty Thousand Dollars ($50,000) single limit bodily injury for any number of persons injured or killed in one occurrence and One Hundred Thousand Dollars ($100,000) property damage (or such higher amounts as Lessor shall from time to time determine), and (ii) fire and lightning insurance, extended coverage, vandalism and malicious mischief, theft and mysterious disappearance endorsements, covering the contents of the Leased Premises and all alterations, additions and

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          leasehold improvements made by or for Lessee in the amount of their full replacement value. All of such policies shall cover both Lessor and Lessee, as their interest may appear, and all insurers thereon shall agree not to cancel or change same without at least thirty (30) days prior written notice to Lessor. A current certificate of Lessee's insurers evidencing such insurance shall be furnished to Lessor no later than thirty (30) days from the commencement date of this Lease, and shall be updated by Lessee as appropriate t verify uninterrupted coverage at all times during the duration of this Lease Agreement.

     (b) Lessor shall maintain, at its sole cost and expense, fire and extended coverage insurance as well as vandalism and malicious mischief insurance on the Leased Premises and Building only, and will not be required to protect Lessee's property on the Leased Premises in the event of damage however caused. Lessor shall maintain, at its sole cost and expense, general liability insurance during the term of this lease Agreement, in which the limits of public liability shall not be less than One Million Dollars ($1,000,000.00).

     (c) Whenever (i) any loss, cost, damage or expense resulting from any peril described in part (a)(ii) of this section is incurred by any party to this Lease in connection with the Leased Premises, any part or contents thereof, and (ii) such party is then covered in whole or in part by insurance with respect to such loss, cost damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage (or increase the cost thereof, unless the other party reimburses the insured for any cost increase). If Lessee fails to maintain in force any insurance required by this Lease to be carried by it, then for purposes of this waiver of subrogation it shall be deemed to have been fully insured and to have recovered the entire amount of its loss.

19. INDEMNIFICATION. Lessee shall indemnify Lessor against and hold Lessor harmless from any and all liability arising from or out of or in any manner connected with Lessee's use or occupancy of the Leased Premises or the operation of any business thereon, except as to any and all such liability arising from or out of the acts or neglect of Lessor, its employees, agents or representatives acting for or on behalf of Lessor. Lessor shall indemnify Lessee against and hold Lessee harmless from and against any and all liability arising from or out of or in any manner connected with any property owned by Lessor other than the Leased Premises, except as to any and all such liability arising from or out of the acts or


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     neglect of Lessee, its employees, agents or representatives acting for or on the behalf of Lessee.

20.  ENVIRONMENTAL.

     (a) Lessee shall not cause or permit any hazardous or toxic substances, materials, or waste ("Hazardous Substances") to be used, generated, stored or disposed of in, on or under, or transported to or from the Leased Premises ("Hazardous Substances Activities") unless (i) such Hazardous Substances are necessary for Lessee's business and (ii) Lessee first obtains the written consent of Lessor. If these conditions are satisfied, Lessee shall at all times and in all respects comply with all local, state, and federal laws, ordinances, regulations and orders relating to Hazardous Substances ("Hazardous Substances Law").

     (b) Lessee shall indemnify, defend (by counsel acceptable to Lessor), protect, and hold Lessor harmless from and against forfeitures, losses, costs (including clean-up costs) or expenses (including attorney's fees, consultant's fees and expert's fees) for the death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, by (i) the presence in, on, under, or about the Leased Premises of any Hazardous Substances brought on the premises by Lessee; (ii) any discharge or release in or from the Leased Premises of any Hazardous Substances brought on the premises by Lessee; (iii) Lessee's use, storage, transportation, generation, disposal, release or discharge of Hazardous Substances to, in, on, under, about or from the Leased Premises; or (iv) Lessee's failure to comply with any Hazardous Substances Law. Lessee's obligations under this section shall survive the expiration or earlier termination of the term of this Lease.

21. ASSIGNMENT AND SUBLETTING. Lessee shall not assign, pledge, mortgage or otherwise encumber this Lease, or further sublet any part or all of the Leased Premises, by operation of law or otherwise, without the prior written approval by Lessor. Notwithstanding Lessor's consent to any of the foregoing, Lessee shall remain liable to Lessor for the payment of rental then due and thereafter to become due and the performance of all other obligations of Lessee thereunder for the balance of the term hereof. Lessor's consent to any of the foregoing shall not release or waive the prohibition against them thereafter or constitute a consent to any other assignment, pledge, mortgage, encumbrance, transfer or sublease. If this Lease be assigned, or if the Leased Premises or any part thereof be subleased or occupied by anybody other than Lessee, whether with or without Lessor's consent, Lessor may collect from the assignee, sublessee or occupant, any rental or other charges payable of Lessee under this Lease, and apply the amount collected to the rental and other charges here reserved, but such collection by Lessor shall not be deemed acceptance of assignee, sublessee or occupant nor a

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     release of Lessee from the performance by Lessor of this Lease. Lessor shall be entitled to all profit received by Lessee as a result of any assignment or subletting of this Lease. If Lessee is a corporation or partnership, then any transfer of this Lease by merger, consolidation, reorganization, liquidation or any change in the ownership of, or power to vote, the majority of its outstanding voting stock or partnership interests shall constitute an assignment of this Lease for the purposes of this section and other relevant sections herein. Lessor may assign this Lease without the consent to Lessee.

22. MISCELLANEOUS POLICIES/PROHIBITIONS. Lessee, its agents, employees and invitees, shall comply with the following terms and conditions of tenancy during the term of this Lease.:

     (a) Smoking Prohibition: No smoking shall be allowed anywhere within or about the Leased Premises or the Building, except in such areas as may be designated at the sole discretion of Lessor.

     (b) Proper Use: No animals, birds or other pets, and no bicycles, or other vehicles shall be brought or kept in or about the Building, temporarily or otherwise, except at such areas as Lessor may designate. The Leased Premises shall not be used for cooking, lodging purposes or for the storage of merchandise or other materials.

     (c) Nuisance Prohibition: Lessee, its agents, employees and invitees, shall at all times refrain from making loud, unseemly or improper noises or sounds or vibrations in the Leased Premises or elsewhere in the Building, and from in any other manner annoying, disturbing, or interfering with other lessees or their employees and invitees.

     (d) Freight and Package Delivery: Freight, business equipment, furniture, merchandise, and other large or bulky articles shall be delivered to and removed from the Building through such entrance, and in such manner and at such times as may be designated by Lessor. All damage to the Building or exterior property caused by the moving or carrying of articles therein or thereon shall be paid for by Lessee. Lessor shall not be responsible for damage to any property of Lessee delivered to or left in or handled anywhere in the Building by any representative of Lessor delivered to or left in or handled anywhere in the Building by any representative of Lessor as an accommodation to Lessee, Lessor being under no obligations to accept delivery of, or move or handle, any property of Lessee.

     (e) Recycling: Lessee shall establish and enforce a policy within his own company for the recycling of plain white paper, assorted paper, aluminum cans, magazines and newspapers, utilizing the recycling bins provided by Lessor.


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23.  DEFAULT AND REMEDIES.

     (a) Default of Lessee. Failure to perform any act to be performed by Lessee hereunder or to comply with any condition or covenant contained herein shall be deemed a default by Lessee. In the event of Lessee's default as provided above and the continuance of such a default after ten (10) days written notice is given to Lessee by Lessor, which notice shall state with specificity the nature of the default, such notice not be necessary in the event of a default due to the nonpayment of rent, Lessor may exercise all rights and remedies available to a Lessor under North Carolina law, including without limitation the following:

           (i) Lessor may terminate this Lease, in which event Lessee shall immediately surrender the Lease Premises to Lessor, and if Lessee fails to surrender the Leased Premises, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Leased Premises, by picking or changing locks if necessary, and lock out, expel, or remove Lessee and any other person who may be occupying all or any part of the Leased Premises without being liable for prosecution of any claim for damages. Lessee shall pay Lessor on demand the amount of all loss and damage which Lessor may suffer by reason of the termination of the Lease under this subsection, whether through inability to relet the Leased Premises on satisfactory terms or otherwise. Lessor shall not be considered to have terminated this Lease unless written notice of such termination shall have been delivered to Lessee;

          (ii) Without terminating this Lease, enter upon and take possession of the Leased Premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the Leased Premises without being liable for any claim for damages, and relet the Leased Premises on behalf of Lessee and receive directly the rent by reason of the reletting. Lessee shall pay Lessor on demand any deficiency that may arise by reason of any reletting of the Leased Premises; further, Lessee shall reimburse Lessor for any expenditures made by it for remodeling or repairing in order to relet the Leased Premises; or

         (iii) Without terminating this Lease, enter upon the Leased Premises, by picking or changing locks if necessary, without being liable for prosecution of any claim for damages, and do whatever Lessee is obligated to do under the terms of this Lease, with Lessee remaining liable to Lessor for all amounts payable to Lessor by


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


               Lessee under this Lease. Lessee shall reimburse Lessor on demand for any expenses which Lessor may incur in effecting compliance with Lessee's obligations under this Lease; further, Lessee agrees that Lessor shall not be liable for any damages resulting to Lessee from effecting compliance with Lessee's obligations under this subsection caused by the negligence of Lessor or otherwise.

     (d) Default of Lessor. Lessor shall be in default thereunder in the event of the failure of Lessor to correct a condition or to cure a breach of this Lease within a reasonable time of receiving written notice of the condition or breach from Lessee. In the event of a default by Lessor thereunder, Lessor's sole remedy shall be to recover of Lessor any loss or damage suffered by Lessee which are a direct result of such default.

     (e) Costs and Expenses. Each party hereto shall be liable for and shall pay any and all expenses, including reasonable attorneys fees, incurred by the other party hereto in enforcing its rights thereunder in connection with any default by the other party hereto of the terms, covenants, and conditions contained in this Lease Agreement.

24. WAIVER. No waiver of any covenant or condition or the breach of any covenant or condition of this Lease Agreement shall be taken to constitute a waiver of any subsequent breach of such covenant or condition, nor justify or authorize a non-observance on any other occasion of such covenant or condition, nor shall the acceptance of rent by Lessor at any time when Lessee is in default of any covenant or condition hereof be construed as a waiver of such default or Lessor's right to terminate this Lease Agreement on account of such default.

25. SURRENDER. Upon the expiration or other termination of this Lease Agreement, Lessee shall quit and surrender to Lessor the Leased Premises, together with all other property affixed to the Leased Premises (with the exception of trade fixtures), broom clean, and in good order and condition, ordinary wear and tear and damage by the elements, fire or other unavoidable casualty excepted. Any damage to the Leased Premises by removal of any property of Lessee shall be promptly repaired by Lessee to the satisfaction of Lessor. Lessee shall remove all property of Lessee, and failing to do so, Lessor may cause all of said property to be removed at the expense of Lessee, and Lessee shall pay all costs and expenses thereby incurred. Lessee's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease Agreement.

26. HOLDOVER. Lessee shall pay Lessor for each day Lessee retains possession of the Leased Premises or any part thereof after termination hereof, by lapse of time or otherwise, at two (2) times the daily fixed rental for the last period prior to the date of such termination, and also pay all damages sustained by Lessor by reason of such retention, or, if Lessor gives written notice to Lessee of Lessor's election

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


     thereof, such holding over shall constitute an extension of this Lease for a period from month to month, on the terms and conditions of this Lease. This provision shall not be deemed to waive Lessor's rights to re-entry or any other right thereunder or at law.

27. COVENANT OF QUIET ENJOYMENT. Lessor agrees that so long as Lessee shall not be in default as provided herein, Lessee shall have the peaceable and quiet enjoyment of possession of the Leased Premises without any manner of hindrance from Lessor or any persons lawfully claiming under Lessor.

28. LESSEE'S RIGHT TO TERMINATE. Lessor acknowledges that Lessee may terminate this lease at any time with thirty (30) days written notice to Lessor. In the event of termination in this manner, Lessee shall pay Lessor all amounts due for service fees and rental fees through the entire thirty day period regardless of whether or not leased premises are surrendered before the thirty day period expires.

29. LESSOR'S RIGHT TO RENEW OR TERMINATE. This Lease Agreement will automatically renew for six month intervals, at Lessor's sole discretion, for up to a two-year period of total occupancy, at which time this agreement will automatically renew on a month to month basis. In the event that Lessor chooses not to renew, thirty days written notice of nonrenewal will be provided to Lessee by Lessor. All other terms and conditions of this Agreement will remain in full effect at all times during renewal periods.

30. NOTICES. All notices herein provided to be given, or which may be given, by either party to the other, shall be deemed to have been fully given when made in writing and deposited in the United States mail, certified, postage prepaid, and addressed as follows:

     If to Lessor, to:
       North Carolina Technological Development Authority, Inc.
       Post Office Box 13169
       Research Triangle Park, NC  27709

     If to Lessee, to:
       Shelmer Blackburn
       LUNG Rx
       Post Office Box 13169
       Research Triangle Park, NC  27709

     Nothing herein contained shall preclude the giving of such notice by personal service. The address to which notices shall be mailed as foresaid to either party may be changed by written notice.

31. ENTIRE AGREEMENT. This Agreement is the sole and total agreement between the parties with respect to the subject matter hereof, and no agreement, understanding,


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


     or operating procedure shall be binding upon the parties with respect to the Leased Premises unless contained herein, expressly referenced herein, or made applicable by reason of State law, policy, or regulation.

     IN TESTIMONY WHEREOF this Lease Agreement has been executed by the parties hereto, in duplicate originals, as of the date first above written.

LESSOR: North Carolina Technological Development Authority, Inc.

By:   /s/ John C. Hogan
    ---------------------
John Hogan
Facility Manager
                                                                (Corporate Seal)


LESSOR:  North Carolina Technological Development Authority, Inc.

By: /s/ John Ciannamea
   ----------------------
John Ciannamea, President


LESSEE:  LUNG Rx

By:  /s/ James W. Crow
    ---------------------
President

By: /s/ Shelmer Blackburn, Jr., 4 June '97                      (Corporate Seal)
   ----------------------------
Secretary


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